                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):              November 20, 2001



                            EASTMAN CHEMICAL COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      1-12626                  62-1539359
        --------                      -------                  ----------

(State or other jurisdiction        (Commission             (IRS employer
      of incorporation)             File Number)            Identification No.)


    100 N. Eastman Road, Kingsport, Tennessee                     37660
    -----------------------------------------                     -----
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (423) 229-2000
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ITEM 5.  OTHER EVENTS.

         On November 20, 2001, Eastman Chemical Company (the "Company") issued a press release (the "Press Release") announcing that the Company is delaying its previously announced spin-off of its specialty chemicals and plastics business. Accordingly, the Company announced that it is cancelling its special meeting of shareowners scheduled for December 18, 2001. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c) - Exhibits

         99.1     Press Release issued by Eastman Chemical Company, dated
                  November 20, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EASTMAN CHEMICAL COMPANY



                                  By:     /s/ Theresa K. Lee
                                      ----------------------------------------
                                      Name:   Theresa K. Lee
                                      Title:  Senior Vice President,
                                              General Counsel and Secretary

Date: November 26, 2001
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                                  EXHIBIT INDEX

    EXHIBIT NUMBER                                    EXHIBIT
         99.1             Press Release issued by Eastman Chemical Company, dated November 20, 2001.